UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): January 10, 2007

                            PRO-FAC COOPERATIVE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

                 0-20539                              16-6036816
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        (Commission File Number)           (IRS Employer Identification No.)


590 WILLOW BROOK OFFICE PARK, FAIRPORT, NEW YORK                  14450
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    (Address of Principal Executive Offices)                    (Zip Code)

                                 (585) 218-4210
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              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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       SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(b) New Independent Registered Public Accounting Firm.

     On January 10, 2007, the Audit Committee of Pro-Fac Cooperative, Inc. engaged Freed, Maxick & Battaglia, PC as Pro-Fac Cooperative's new independent registered public accounting firm for the fiscal year ending June 30, 2007. The engagement is effective January 10, 2007.

     During fiscal years ending June 24, 2006 and June 25, 2005, and through the date of the engagement of Freed, Maxick & Battaglia, PC, Pro-Fac Cooperative did not consult Freed, Maxick & Battaglia, PC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Pro-Fac Cooperative's financial statements, or regarding any other matters or reportable events described under Item 304(a)(2)(i) and (ii) of Regulation S-K.







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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRO-FAC COOPERATIVE, INC.


January 11, 2007                    By:  /s/ Stephen R. Wright
                                       ----------------------------------------
                                    Stephen R. Wright, Chief Executive Officer,
                                    Chief Financial Officer, General Manager
                                    and Secretary
                                    (Principal Executive Officer and Principal
                                    Financial Officer)



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